THIRD AMENDMENT TO
                           AMENDED AND RESTATED
                    AGREEMENT OF LIMITED PARTNERSHIP OF
          ENRON LIQUIDS PIPELINE OPERATING LIMITED PARTNERSHIP


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ENRON LIQUIDS PIPELINE OPERATING LIMITED PARTNERSHIP (this "Amendment"), dated effective as of February 14, 1997, is executed by Kinder Morgan G.P., Inc.(formerly Enron Liquids Pipeline Company), a Delaware corporation, in its capacity as the General Partner (the "General Partner") of Enron Liquids Pipeline Operating Limited Partnership, a Delaware limited partnership (the "Partnership"), and Kinder Morgan Energy Partners, L.P. (formerly known as Enron Liquids Pipeline, L.P.), in its capacity as the sole limited partner of the Partnership (the "Limited Partner").

     The General Partner and the Limited Partner hereby desire to cause the Partnership Agreement to be amended as set forth herein.

                                    AGREEMENT

     NOW THEREFORE, it is agreed as follows:

     1. Article One, Section 1.2 of the Partnership Agreement as presently constituted is hereby altered by deleting the first sentence of that section and hereby adding the following sentence it its place:

         The name of the Partnership shall be and the business of the Partnership shall be conducted under the name of "Kinder Morgan Operating L.P. 'A'."

         All references to "Enron Liquids Pipeline
Operating Limited Partnership" throughout the Partnership
Agreement are hereby replaced with "Kinder Morgan
Operating L.P. 'A'"

     2. Article Two of the Partnership Agreement as presently constituted is hereby altered by deleting the term "ELPC" and the corresponding definition in their entirety, and the following is hereby added to Article Two (in appropriate alphabetical order):

         "KMGP" means Kinder Morgan G.P., Inc., a Delaware corporation."

         All references to "ELPC" throughout the Partnership Agreement are hereby replaced with "KMGP".

         In addition the term "ENGL" and the corresponding definition are deleted in their entirety and the following is hereby added to Article Two (in appropriate alphabetical order):


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         "KMNGL" means Kinder Morgan Natural Gas Liquids
Corporation, a Delaware corporation.

         All references to "ENGL" throughout the Partnership Agreement are hereby replaced with "KMNGL".

     3. (a) Except as amended hereby, the terms and provisions of the Partnership Agreement shall remain in full force and effect.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.


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                       GENERAL PARTNER:

                           KINDER MORGAN G.P., INC.



                           By: /s/ Thomas B. King
                               Thomas B. King
                               President


                       LIMITED PARTNER:

                           KINDER MORGAN ENERGY PARTNERS, L.P.


                           By:  Kinder Morgan G.P., Inc.,
                                General Partner


                                By: /s/ Thomas B. King
                                    Thomas B. King
                                    President




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